The Advisors’ Inner Circle Fund

Summary Prospectus | March 1, 2021

CIBC ATLAS ALL CAP GROWTH FUND

(Institutional Class Shares: AWGIX)
(Investor Class Shares: AWGVX)

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://private-wealth.us.cibc.com/cibc-atlas-funds. You can also get this information at no cost by calling 1-855-328-3863, by sending an e-mail request to CIBCAtlasFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2021, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Beginning on April 30, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-855-328-3863.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-855-328-3863. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all CIBC Atlas Funds if you invest directly with the Fund.

Investment Objective

The investment objective of the CIBC Atlas All Cap Growth Fund (the “Fund”) is long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class Shares	Investor Class Shares
Management Fees	0.82%	0.82%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.28%	0.38%
Shareholder Servicing Fees	None	0.10%
Previously Waived Fees and/or Reimbursed Expenses Recovered[1]	0.16%	0.16%
Other Operating Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	1.10%	1.45%

[1]

CIBC Private Wealth Advisors, Inc. (the “Adviser”) has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.10% of the Fund’s average daily net assets until February 28, 2022. In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense cap to recoup all or a portion of its or Geneva Advisors, LLC’s (the “Predecessor Adviser”) prior fee reductions or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense cap (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time, or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2022.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$112	$350	$606	$1,340
Investor Class Shares	$148	$459	$792	$1,735

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in common stocks of U.S. companies without regard to market capitalizations. Under normal conditions, the Fund may invest up to 100% of its net assets in common stocks, and may also invest in preferred stocks, of U.S. companies. Additionally, the Fund may invest up to 30% of its net assets in securities of “foreign issuers.” “Foreign issuers” include non-U.S. companies: (a) whose securities are not traded on a U.S. exchange; (b) whose securities are traded on a U.S. exchange, and denominated in U.S. dollars, in the form of American Depositary Receipts (“ADRs”); or (c) who are organized and headquartered outside the United States but whose securities are publicly traded on a U.S. exchange. The Fund may invest up to 25% of its net assets in securities of “foreign issuers” located in emerging markets. “Emerging markets” are less developed countries as defined by the investment community and included in the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM”) or that are publicly announced to be added to the MSCI EM.

Under normal market conditions, the Adviser uses a bottom-up, fundamental investment approach that focuses on identifying quality growth companies. This approach begins with the Adviser identifying an initial universe of securities based on the Adviser’s proprietary analysis. In assessing whether a company is a quality growth company, the Adviser may consider, among other things, whether such company has sustainable competitive advantages and highly visible future growth potential, including internal revenue growth, large market opportunities and simple business models, and shows strong cash flow generation and high return on invested capital. The Adviser utilizes proprietary research and a rigorous qualitative and quantitative investment process.

The Fund’s investment strategy focuses on identifying stocks within multiple industry groups. Using quantitative and qualitative measures established by the Adviser, the Fund seeks to purchase common stocks that have stronger performance relative to other common stocks. The Adviser may sell the Fund’s investments for a variety of reasons, including to secure gains, limit losses or reinvest in more promising investment opportunities.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Market Risk – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investment Style Risk – The Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Many growth companies do not pay dividends. Companies that do not pay dividends often have greater stock price declines during market downturns. Over time, a growth investing style may go in and out of favor, and when out of favor, may cause the Fund to underperform other equity funds that use differing investing styles.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Management Risk – The Fund is actively managed, and the investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

Large-Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Depositary Receipts Risk – Depositary receipts, including ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

The Fund may invest in unsponsored ADRs, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored ADRs generally bear all the costs thereof, and the depositaries of unsponsored ADRs frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the ADRs.

Micro-Capitalization Company Risk – Micro-capitalization companies may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, micro-capitalization companies may be less financially secure than large-, mid- and small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-cap stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market.

Preferred Stock Risk – Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Emerging Markets Securities Risk – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, dollar value of an investment in the Fund would be adversely affected.

Foreign Issuer Risk – Investing in foreign issuers, including direct investments and investments through ADRs, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign issuers are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Class Shares’ performance from year to year and by showing how the Fund’s Institutional Class Shares’ average annual returns for 1, 5 and 10 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Before the Fund commenced operations, the Fund acquired the assets and liabilities of the Geneva Advisors All Cap Growth Fund (the “All Cap Growth Predecessor Fund”) in a reorganization (the “All Cap Growth Reorganization”). After being approved by shareholders of the All Cap Growth Predecessor Fund, the All Cap Growth Reorganization occurred on February 12, 2018. As a result of the All Cap Growth Reorganization, shareholders of the All Cap Growth Predecessor Fund’s Class I and Class R shares received Institutional Class Shares of the Fund, and the Fund assumed the performance and accounting history of the All Cap Growth Predecessor Fund’s Class I shares prior to the date of the All Cap Growth Reorganization. Accordingly, the performance shown for periods prior to the All Cap Growth Reorganization represents the performance of Class I shares of the All Cap Growth Predecessor Fund. The All Cap Growth Predecessor Fund’s returns in the bar chart and table have not been adjusted to reflect Fund expenses. If the All Cap Growth Predecessor Fund’s performance information had been adjusted to reflect Fund expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the All Cap Growth Predecessor Fund for that period.

As of the date of this Prospectus, Investor Class Shares of the Fund have not commenced operations and therefore have no performance information to report. Investor Class Shares of the Fund would have substantially similar performance as Institutional Class Shares because the shares are invested in the same portfolio of securities and the annual returns would generally differ only to the extent that the expenses of Investor Class Shares are higher. Updated performance information is available by calling 1-855-328-3863.

Annual Total Returns

Best Quarter	Worst Quarter
26.55%	(18.65)%
(6/30/2020)	(9/30/2011)

Average Annual Total Returns for Periods Ended December 31, 2020

This table compares the Fund’s Institutional Class Shares’ average annual total returns for the periods ended December 31, 2020 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

CIBC Atlas All Cap Growth Fund	1 Year	5 Years	10 Years	Since Inception (9/26/07)
Return Before Taxes	29.76%	18.90%	13.16%	10.29%
Return After Taxes on Distributions	27.49%	16.01%	11.27%	8.90%
Return After Taxes on Distributions and Sale of Fund Shares	19.22%	14.54%	10.38%	8.20%
Russell 3000 Growth Total Return Index (reflects no deductions for fees, expenses or taxes)	38.26%	20.67%	16.93%	12.38%

Investment Adviser

CIBC Private Wealth Advisors, Inc.

Portfolio Managers

Robert C. Bridges, Portfolio Manager, has managed the Fund since its inception in 2018 and managed the All Cap Growth Predecessor Fund since its inception in 2007.

John P. Huber, Portfolio Manager, has managed the Fund since its inception in 2018 and managed the All Cap Growth Predecessor Fund since its inception in 2007.

Purchase and Sale of Fund Shares

To purchase Institutional Class Shares of the Fund for the first time, including an initial purchase through an IRA, you must invest at least $250,000. To purchase Investor Class Shares of the Fund for the first time, you must invest at least $3,000 ($2,000 for an IRA). There are no minimums for subsequent investments. The Fund may accept initial investments of smaller amounts in its sole discretion. Investor Class Shares of the Fund are currently not available for purchase.

If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange (the “NYSE”) is open for business by contacting the Fund directly by mail at: CIBC Atlas Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: CIBC Atlas Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105) or by telephone at 1-855-328-3863.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, in which case your distributions will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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